As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

May 1, 2001 (as supplemented May 18, 2001 for pages 30, 31 and 52)

Equity Index Fund
Growth & Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Large/Mid Cap Value Fund
Mid Cap Growth Fund
Small/Mid Cap CORE SM Fund
Small/Mid Cap Growth Fund
Small Cap Equity Fund
Small Cap Growth Fund
International Equity Index Fund
International Opportunities Fund
Emerging Markets Equity Fund
Real Estate Equity Fund
Managed Fund
Global Balanced Fund
Short-Term Bond Fund
Bond Index Fund
Active Bond Fund
High Yield Bond Fund
Global Bond Fund
Money Market Fund
                 Managed by John Hancock Life Insurance Company
                               John Hancock Place
                                Boston, MA 02117

Contents

--------------------------------------------------------------------------------
John Hancock Variable Series Trust I ("Trust")

A fund-by-fund summary of goals, strategies and risks.

Policies and instructions for opening, maintaining and closing an account in any fund

Further information on the funds

Further information on the Trust

Additional subadviser information

Overview                                                                  1

Your Investment Choices                                                   2
Equity Index Fund                                                         6
Growth & Income Fund                                                      8
Large Cap Value Fund                                                     10
Large Cap Growth Fund                                                    12
Large/Mid Cap Value Fund                                                 14
Mid Cap Growth Fund                                                      16
Small/Mid Cap CORE SM Fund                                               18
Small/Mid Cap Growth Fund                                                20
Small Cap Equity Fund                                                    22
Small Cap Growth Fund                                                    24
International Equity Index Fund                                          26
International Opportunities Fund                                         28
Emerging Markets Equity Fund                                             30
Real Estate Equity Fund                                                  32
Managed Fund                                                             34
Global Balanced Fund                                                     36
Short-Term Bond Fund                                                     38
Bond Index Fund                                                          40
Active Bond Fund                                                         42
High Yield Bond Fund                                                     44
Global Bond Fund                                                         46
Money Market Fund                                                        48

Your Account                                                             50
Investments in shares of the funds                                       50
Share price                                                              50
Valuation                                                                50
Conflicts                                                                50

Funds' Expenses                                                          51

Dividends and Taxes                                                      51
Dividends                                                                51
Taxes                                                                    51

Trust Business Structure                                                 52

Appendix A                                                               53
For more information                                             back cover

Overview

--------------------------------------------------------------------------------
FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 6. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Financial Highlights The fund's operating performance per share, measured year-by-year.
THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

 . John Hancock Life Insurance Company ("John Hancock"),

 . John Hancock Variable Life Insurance Company ("JHVLICO"), and

 . certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Han-cock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2000, John Hancock and its affiliates managed approximately $125 billion in assets, of which it owned approximately $79 billion. All of the funds of the Trust have subadvisers.

Your Investment Choices

--------------------------------------------------------------------------------
The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. There are 22 funds available under your variable contract. Each fund has its own strategy and its own risk/reward profile.The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by invest-ment style.

Capitalization             Equity funds can be categorized by market capital-
                           ization, which is defined as the market value of all shares of a company's stock. The following def-initions for large, mid and small cap are based upon statistics at year-end 2000, but are adjusted periodically with broad equity market movements as represented by the Russell 3000(R) Index/1/ or other widely- recognized source of market capital-ization data. Adjustments are typically made on a quarterly basis, but in extraordinary circumstances may be made as frequently as monthly. In volatile market environments, a fund's market cap exposure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transac-tion costs.

                           Large Cap Funds:
 . Equity Index Fund
                           These funds invest primarily in large, well-estab-
 . Growth & Income Fund     lished companies that typically are very actively
                           traded and provide more stable investment returns
 . Large Cap Value Fund     over time. Large cap companies represent the 300
                           largest stocks in the Russell 3000(R) Index. Each
 . Large Cap Growth Fund    of those companies has a market capitalization
                           greater than $7.8 billion as of the end of 2000. Large cap funds are appropriate for investors who want the least volatile investment returns within the overall equity markets.

                           Large/Mid Cap Funds:
 . Large/Mid Cap Value      These funds invest primarily in large cap and mid
  Fund cap companies. The capitalization of these funds can shift over time from primarily large cap to primarily mid cap or vice versa depending on where the manager identifies investment opportunities. These funds are generally more volatile than pure large cap funds, but generally less volatile than pure mid cap funds.

                           Mid Cap Funds:
 . Mid Cap Growth Fund      These funds invest primarily in medium-sized, less
                           established companies that are less actively traded and provide more share price volatility over time than large cap stocks. Mid cap companies represent the 250th to 1000th largest stocks in the Russell 3000(R) Index. Each of those companies has a market capitalization between $1.4 billion and $10 billion as of the end of 2000. Mid cap funds are appropri-ate for investors who are willing to accept more volatile investment returns within the overall equity markets with the potential reward of higher long-term returns.

                           Small/Mid Cap Funds:
 . Small/Mid Cap CORE SM
  Fund
                           These funds invest primarily in mid cap and small
 . Small/Mid Cap Growth     cap companies. The capitalization of these funds
  Fund can shift over time from primarily mid cap to pri-marily small cap or vice versa depending on where the manager identifies investment opportunities. These funds are generally more volatile than pure mid cap funds, but generally less volatile than pure small cap funds.
-------
/1/The Russell 3000(R) Index is a broad market index and is representative of the U.S. stock markets with a total capitalization of $12.8 trillion at the end of 2000. The Russell 3000(R) Index is a service mark of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

                           Small Cap Funds:
 . Small Cap                These funds invest primarily in small newly estab-
  Equity Fund              lished companies that are less actively traded and
                           have a high level of share price volatility over
 . Small Cap                time. Small cap companies represent the 2000 small-
  Growth Fund              est stocks in the Russell 3000(R) Index. Each of
                           these companies has a market capitalization of less than $1.4 billion as of the end of 2000. Small cap funds are appropriate for investors who are willing to accept the most volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.

Investment Style

                           Value Funds:
 . Large Cap Value          Value funds invest in companies that are attrac-
  Fund                     tively priced, considering their asset and earnings
                           history. These stocks typically pay above average
 . Large/Mid Cap            dividends and have low stock prices relative to
  Value Fund               measures of earnings and book value. Value funds
                           are appropriate for investors who want some divi-dend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

                           Growth Funds:
 . Large Cap Growth         Growth funds invest in companies believed to have
  Fund                     above-average prospects for capital growth due to
                           their strong earnings and revenue potential. Growth
 . Mid Cap Growth Fund      stocks typically have high stock prices relative to
                           measures of earnings and book value. Growth funds
 . Small Mid/Cap            are appropriate for investors who are willing to
  Growth Fund              accept more share-price volatility for the poten-
                           tial reward of higher long-term returns.
 . Small Cap Growth
  Fund

                           Blend Funds:
 . Equity Index Fund        Blend funds invest in both value and growth compa-
                           nies. Blend funds are appropriate for investors who
 . Growth & Income          seek both dividend and capital appreciation charac-
  Fund                     teristics.

 . Small/Mid Cap
  CORE SM Fund

 .  Small Cap Equity
   Fund

SECTOR FUNDS
Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific to that sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overall equity market.

 . Real Estate Equity
  Fund

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range. Domestic balanced funds invest in U.S. stocks and bonds. Global balanced funds invest in foreign and U.S. stocks and bonds.

 . Managed Fund

 . Global Balanced
  Fund

BOND FUNDS
Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity           Bond maturity is a key measure of interest rate
                           risk. A bond's maturity measures the time remaining until the bond matures, or until the repayment of the bond's principal comes due. The longer a bond's maturity, the more sensitive the bond's price is to changes in interest rates.

                           Short:
 . Money Market Fund        These funds invest primarily in bonds with short
                           maturities, typically less than four years. These
 . Short Term Bond          funds have less interest rate risk than intermedi-
  Fund                     ate-term bond funds.

                           Intermediate:

 . Bond Index Fund          These funds invest in bonds of all maturities and
                           maintain an average maturity which is typically
 . Active Bond Fund         between four and ten years. These funds have more
                           interest rate risk than short-term bond funds.
 . High Yield Bond
  Fund

 . Global Bond Fund

Credit Quality             Credit quality is a measure of the ability of a
                           bond issuer to meet its financial obligations and repay principal and interest. High quality bonds have less credit risk than lower quality bonds.
                           Investment grade bonds typically have "high" or "medium" credit quality ratings (as defined below), while high-yield bonds have "low" credit quality ratings.

                           High:
 . Money Market Fund        These funds focus on the highest-rated, most
                           creditworthy bonds or money market instruments and
 . Bond Index Fund          typically maintain an average credit quality rating
                           of AAA/Aaa (A-1/P-1 for money market funds).


                           Medium:
 . Short Term Bond Fund     These funds invest in bonds of all credit quality
                           levels with a focus on investment grade bonds.
 . Active Bond Fund         These funds typically maintain an average credit
                           quality rating of AA/Aa, A or BBB/Baa.
 . Global Bond Fund

                           Low:
 .  High Yield Bond         These funds invest primarily in lower rated bonds--
   Fund known as high yield or "junk" bonds. These funds typically maintain a below investment-grade average credit quality rating of BB/Ba or B.

INTERNATIONAL/GLOBAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. Global funds invest both in the United States and abroad. These funds can be categorized by the types of markets they invest in.

                           Developed Markets:
 . International
  Equity Index Fund        These funds invest primarily in the larger, well-
                           established developed or industralized markets
 . International            around the world. These funds have a lower level of
  Opportunities Fund       foreign securities risk than emerging market funds.


                           Emerging Markets:
 . Emerging Markets         These funds invest primarily in developing or
  Equity Fund              emerging markets and have a higher level of foreign
                           securities risk than funds that invest primarily in developed markets. These funds have more return volatility than the overall international/global equity markets.

                                --------------

In the following pages, any fund investment strategy that is stated as a per-centage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually vola-tile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

The financial highlights tables on the following pages detail the historical performance of each fund, including total return information showing the increase or decrease of an investment in the fund each year (assuming reinvest-ment of all dividends and distributions). The "total investment return" shown for each fund does not reflect the expenses and charges of the applicable sepa-rate accounts and variable contracts. Those expenses and charges vary consider-ably from contract to contract and are described in the variable contract pro-spectus to which this prospectus is attached. If the earliest period shown in the financial highlights table is less than a full calendar year, the two "Ra-tios" shown for that period have been annualized (i.e., projected as if the fund had been in effect for a full year). However, the "total investment return" and "turnover rate" for that period have not been annualized.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such partici-pation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusu-ally high, the return may be attributable to unusually favorable market condi-tions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock"' is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand refer-ence for debt obligations generally.

Equity Index Fund

GOAL AND STRATEGY

This is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

The manager employs a passive management strategy by normally investing in all stocks included in the Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index.

The manager seeks to replicate as closely as possible the aggregate risk char-acteristics and sector diversification of the Index.

The Fund normally invests in all 500 stocks in the Index, but has no predeter-mined number of stocks that it must hold. S&P may change the composition of the Index from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: Standard & Poor's Depositary Receipts (SPDRs), U.S. dol-lar denominated foreign securities, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an exam-ple of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------

SUBADVISER

SSgA Funds Management, Inc.
(formerly State Street Global Advisors, a division of State Street Bank and Trust Company)
Two International Place
Boston, Massachusetts 02110

Managing, with predecessor, since 1978
Managing Fund since May, 1997
Predecessor managed approximately $725 billion in assets at the end of 2000

FUND MANAGERS, with predecessor,

John A. Tucker
-----------------
Principal of subadviser
Joined subadviser in 1988

James B. May
-----------------
Principal of subadviser
Joined subadviser in 1989


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997          32.79%
                             1998          28.45%
                             1999          21.08%
                             2000          -9.15%


Best quarter: up 21.27%, fourth quarter 1998 Worst quarter: down 9.99%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index
1 year        -9.15% -9.11%
Life of fund  17.74% 18.06%

Index:S&P 500 Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

 . The securities selected by the manager may not be fully representative of the Index.

 . Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

 . The size and timing of the Fund's cash flows may result in the Fund's perfor-
  mance being different than that of the Index.
Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996**      1997      1998      1999      2000
Net asset value, beginning
 of period                    $ 10.00  $  11.10  $  14.21  $  17.70  $  20.46
Income from investment
 operations:
 Net investment income
  (loss)                         0.15      0.24      0.25      0.27      0.22
 Net realized and unrealized
  gain (loss) on
  investments*                   1.26      3.41      3.76      3.41     (2.09)
 Total from investment
  operations                     1.41      3.65      4.01      3.68     (1.87)
Less distributions:
 Distributions from net
  investment income and
  capital paid in               (0.21)    (0.29)    (0.24)    (0.26)    (0.23)
 Distributions from net
  realized gain on
  investments sold              (0.10)    (0.25)    (0.28)    (0.66)    (0.72)
 Distributions in excess of
  income, capital paid in &
  gains                           --        --        --        --        --
 Total distributions            (0.31)    (0.54)    (0.52)    (0.92)    (0.95)
Net asset value, end of
 period                       $ 11.10  $  14.21  $  17.70  $  20.46  $  17.64
Total investment return***      14.23%    32.79%    28.45%    21.08%    (9.15)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)            $14,650  $101,390  $232,578  $451,296  $525,659
Ratio of expenses to average
 net assets (%)****              0.00%     0.00%     0.00%     0.00%     0.19%
Ratio of net investment
 income (loss) to average
 net assets (%)                  2.74%     1.97%     1.59%     1.42%     1.12%
Turnover rate (%)               15.72%    64.56%    43.31%    55.24%    34.11%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**    Fund began operations on May 1, 1996.
*** Includes the effect of a voluntary capital contribution from John Hancock of $0.06 per share for the period ended 1996 and $0.04 per share for year ended 1997. The Total Investment Return without the capital contribution would have been 13.59% for the year ended 1996 and 32.47% for the year ended 1997.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61%, 0.65%, 0.34% and 0.22% for the years ended December 31, 1996, 1997, 1998 and 1999, respectively.

Growth & Income Fund

GOAL AND STRATEGY


This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.


The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.


The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about Novem-ber 1, 2000, the assets of the Fund were allocated between the two subadvisers with Putnam receiving $1 billion (approximately 26% of the Fund's assets as of October 31, 2000) and Independence the remainder. All subsequent investments in the Fund will be allocated equally between the two subadvisers, while redemp-tions will be allocated on an asset-weighted basis. These allocation methodolo-gies may change in the future.


Independence Investment LLC ("Independence") selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earn-ings growth prospects.


Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests in 80 to 160 stocks, with at least 65% (usually higher) of its assets in large cap companies.


Putnam Investment Management, LLC ("Putnam") selects stocks using a combination of:


 . a systematic screening approach to rank stocks based on: fundamental cata-lyst (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and


 . proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.


Putnam seeks broad diversification by security and sector and uses risk manage-ment tools and qualitative judgement to determine sector and stock-specific weightings. Putnam normally invests in 65 to 110 stocks, with at least 65% (usually higher) of its assets in large and mid cap companies.


The Fund is "non-diversified", which means that it can take larger positions in individual issuers.


Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how deriva-tives may be used, Putnam may invest in stock index futures to manage cash flow.


In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at end of 2000

FUND MANAGERS
Management by investment team overseen by:

Paul F. McManus
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1982

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $370 Billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

C. Beth Cotner, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1995
Began career in 1976

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1991        26.00%
                              1992         8.90%
                              1993        13.33%
                              1994        -0.56%
                              1995        34.21%
                              1996        20.10%
                              1997        29.79%
                              1998        30.25%
                              1999        16.23%
                              2000       -13.10%


Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 12.05%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund   Index
1 year        -13.10% -9.11%
5 years        15.44% 18.35%
10 years       15.58% 17.46%
Life of fund   14.17% 15.26%

Index:S & P 500 Index

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                           1996        1997        1998        1999        2000
Net asset value,
 beginning of period     $    13.94  $    14.65  $    16.61  $    19.49  $    20.01
Income from investment
 operations:
 Net investment income
  (loss)                       0.34        0.27        0.23        0.20        0.17
 Net realized and
  unrealized gain (loss)
  on investments*              2.43        4.07        4.75        2.88       (2.77)
 Total from investment
  operations                   2.77        4.34        4.98        3.08       (2.60)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.34)      (0.27)      (0.23)      (0.20)      (0.40)
 Distributions from net
  realized gain on
  investments sold            (1.72)      (2.11)      (1.87)      (2.36)      (2.69)
 Distributions in excess
  of income, capital
  paid in & gains               --          --          --          --        (0.14)
 Total distributions          (2.06)      (2.38)      (2.10)      (2.56)      (3.23)
Net asset value, end of
 period                  $    14.65  $    16.61  $    19.49  $    20.01  $    14.18
Total investment return       20.10%      29.79%      30.25%      16.23%     (13.10)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,047,927  $2,785,964  $3,670,785  $4,218,841  $3,324,988
Ratio of expenses to
 average net assets (%)        0.27%       0.28%       0.27%       0.28%       0.40%
Ratio of net investment
 income (loss) to
 average net assets (%)        2.24%       1.61%       1.24%       0.98%       0.84%
Turnover rate (%)             81.02%      74.56%      48.45%      70.16%     112.94%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Large Cap Value Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and substantial dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies paying above-average dividends.

The manager employs a value approach in selecting stocks using proprietary equity research. Stocks are purchased that are undervalued by various measures such as the stock's current price relative to its earnings potential.

The manager looks for companies with:

 . established operating history;

 . above-average dividend yield relative to the S&P 500 Index;

 . low price/earnings ratio relative to the S&P 500 Index;

 . sound balance sheet and other positive financial characteristics; and

 . low stock price relative to the company's underlying value.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 100 to 175 stocks, with at least 65% (usually higher) of its assets in large cap companies. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, high and medium quality debt securities, and certain deriva-tives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 1996
Managed approximately $167 billion in assets at the end of 2000

FUND MANAGERS
Management by Investment Advisory Committee

Brian C. Rogers, CFA, CIC
-----------------
Committee Chairman
Director of subadviser
Joined subadviser in 1982


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                    [GRAPH]

                              1997         28.56%
                              1998          9.26%
                              1999          3.28%
                              2000         12.97%


Best quarter: up 12.86%, fourth quarter 1999 Worst quarter: down 8.58%, third quarter 1999

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index
1 year        12.97%  7.01%
Life of fund  14.30% 16.74%

Index:Russell 1000(R) Value Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach car-ries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:        1996**     1997      1998      1999      2000
Net asset value, beginning of
 period                         $ 10.00  $ 11.09  $  13.57  $  14.02  $  13.49
Income from investment
 operations:
 Net investment income (loss)      0.16     0.29      0.28      0.27      0.27
 Net realized and unrealized
  gain (loss) on investments*      1.22     2.84      0.96      0.18      1.45
 Total from investment
  operations                       1.38     3.13      1.24      0.45      1.72
Less distributions:
 Distributions from net
  investment income and
  capital paid in                 (0.16)   (0.29)    (0.28)    (0.27)    (0.29)
 Distributions from net
  realized gain on investments
  sold                            (0.13)   (0.36)    (0.51)    (0.71)    (0.53)
 Distributions in excess of
  income, capital paid in &
  gains                             --       --        --        --      (0.01)
 Total distributions              (0.29)   (0.65)    (0.79)    (0.98)    (0.83)
Net asset value, end of period  $ 11.09  $  13.7  $  14.02  $  13.49  $  14.38
Total investment return           13.90%   28.56%     9.26%     3.28%    12.97%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)              $19,781  $73,269  $123,365  $155,849  $204,535
Ratio of expenses to average
 net assets (%)***                 1.00%     1.0%     0.92%     0.85%     0.78%
Ratio of net investment income
 (loss) to average net assets
 (%)                               2.74%     2.4%     2.08%     1.88%     2.04%
Turnover rate (%)                 19.95%    19.2%    18.46%    32.62%    42.12%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.89% and 1.06% for the years ended December 31, 1996 and 1997, respectively.

Large Cap Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. However, the Fund normally invests in 80 to 160 stocks, with at least 65% (usually higher) of its assets in large cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

Mark C. Lapman
-----------------
Executive Vice President of subadviser
Joined team in 1996
Joined subadviser in 1982
Began career in 1979

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1991         25.50%
                             1992          9.90%
                             1993         13.80%
                             1994         -0.98%
                             1995         31.64%
                             1996         18.27%
                             1997         30.89%
                             1998         39.51%
                             1999         24.07%
                             2000        -17.89%


Best quarter: up 27.79%, fourth quarter 1998 Worst quarter: down 11.16%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund    Index
1 year        -17.89% -22.42%
5 years        17.08%  18.15%
10 years       16.24%  17.33%
Life of fund   14.89%  14.98%

Index:Russell 1000(R) Growth Index

* Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1996      1997        1998        1999        2000
Net asset value,
 beginning of period     $  17.37  $  17.49  $    20.82  $    26.19  $    27.33
Income from investment
 operations:
 Net investment income
  (loss)                     0.25      0.17        0.14        0.09        0.03
 Net realized and
  unrealized gain (loss)
  on investments*            2.89      5.21        8.05        6.03       (4.89)
 Total from investment
  operations                 3.14      5.38        8.19        6.12       (4.86)
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.25)    (0.17)      (0.14)      (0.09)      (0.11)
 Distributions from net
  realized gain on
  investments sold          (2.77)    (1.88)      (2.68)      (4.89)      (2.69)
 Distributions in excess
  of income, capital
  paid in & gains             --        --          --          --        (0.78)
 Total distributions        (3.02)    (2.05)      (2.82)      (4.98)      (3.58)
Net asset value, end of
 period                  $  17.49  $  20.82  $    26.19  $    27.33  $    18.89
Total investment return     18.27%    30.89%      39.51%      24.07%     (17.89)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $524,145  $754,398  $1,126,764  $1,382,473  $1,146,787
Ratio of expenses to
 average net assets (%)      0.44%     0.44%       0.41%       0.39%       0.46%
Ratio of net investment
 income (loss) to
 average net assets (%)      1.35%     0.86%       0.59%       0.33%       0.10%
Turnover rate (%)          135.98%    83.82%      56.41%      37.42%      89.30%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Large/Mid Cap Value Fund
GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry- specific valuation criteria.

The manager screens the investable universe for:

 . stocks in the Russell 1000(R) Value Index, or

 . stocks with dividend yields greater than the Russell 1000(R) Index, or

 . stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks, with at least 65% (usually high-er) of its assets in large and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $274 billion
in assets at the end of 2000

FUND MANAGERS
Management by Global Research Team overseen by:

Doris Dwyer Chu
-----------------
Vice President of subadviser
Joined subadviser in 1998
Partner and portfolio manager at Grantham, Mayo, Van Otterloo & Co. (1985-1998)

Laurie A. Gabriel
-----------------
Managing Partner of subadviser
Joined subadviser in 1976
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [GRAPH]

                                2000     13.41%


Best quarter: up 11.62%, first quarter 2000 Worst quarter: down 5.65%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        13.41% 7.01%
Life of fund  13.76% 6.59%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                     1999**     2000
Net asset value, beginning of period                          $10.00  $ 10.42
Income from investment operations:
 Net investment income (loss)                                   0.03     0.09
 Net realized and unrealized gain (loss) on investments*        0.45     1.30
 Total from investment operations                               0.48     1.39
Less distributions:
 Distributions from net investment income and capital paid in  (0.03)   (0.10)
 Distributions from net realized gain on investments sold      (0.02)   (0.08)
 Distributions in excess of income, capital paid in & gains    (0.01)   (0.06)
 Total distributions                                           (0.06)   (0.24)
Net asset value, end of period                                $10.42  $ 11.57
Total investment return                                         4.72%   13.41%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                   $6,101  $15,728
Ratio of expenses to average net assets (%)***                  1.05%    1.05%
Ratio of net investment income (loss) to average net assets
 (%)                                                            0.94%    0.97%
Turnover rate (%)                                              23.03%   86.97%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% and 1.36% for the years ended December 31, 1999 and 2000, respectively.

Mid Cap Growth Fund

GOAL AND STRATEGY

This is a non-diversified mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have earnings growth potential that may not be rec-ognized by the investment community. The manager selects stocks without regard to any pre- defined sector selection criteria.

The manager looks for companies experiencing:

 . above-average growth relative to their peers or the general economy; and

 . positive change due to new product developments, improved regulatory environ-ment or a new management team.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 35 to 85 stocks, with at least 65% of its assets in mid cap companies. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund's sector exposures are a result of stock selection as opposed to predetermined allocations. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities). As an example of the use of derivatives, the Fund may use futures and forwards to implement currency management strategies and manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Janus Capital Corporation
100 Fillmore Street
Denver, Colorado 80206

Managing since 1970
Managing Fund since May, 1996
Managed approximately $250 billion
in assets at the end of 2000

FUND MANAGER

James P. Goff
-----------------
Executive Vice President of subadviser
Managed fund since 1996 (its inception)
Joined subadviser in 1988
Began career in 1985


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997          16.66%
                             1998          39.07%
                             1999         118.31%
                             2000         -35.86%


Best quarter: up 59.33%, fourth quarter 1999 Worst quarter: down 29.24%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -35.86% -11.75%
Life of fund   19.90%  16.39%

Index:Russell Mid Cap(TM) Growth Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could be- come harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share Interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996**     1997     1998       1999       2000
Net asset value, beginning
 of period                    $ 10.00  $ 10.22  $ 11.93   $  15.12   $  29.22
Income from investment
 operations:
 Net investment income
  (loss)                         0.05    (0.02)   (0.09)     (0.19)     (0.05)
 Net realized and unrealized
  gain (loss) on
  investments*                   0.22     1.73     4.75      17.70     (10.49)
 Total from investment
  operations                     0.27     1.71     4.66      17.51     (10.54)
Less distributions:
 Distributions from net
  investment income and
  capital paid in               (0.05)     --     (0.15)       --       (1.06)
 Distributions from net
  realized gain on
  investments sold                --       --     (1.32)     (3.41)     (0.41)
 Distributions in excess of
  income, capital paid in &
  gains                           --       --       --         --       (1.61)
 Total distributions            (0.05)     --     (1.47)     (3.41)     (3.08)
Net asset value, end of
 period                       $ 10.22  $ 11.93  $ 15.12   $  29.22   $  15.60
Total investment return          2.69%   16.66%   39.07%    118.31%    (35.86)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)            $16,492  $40,235  $94,085   $452,937   $393,988
Ratio of expenses to average
 net assets (%)***               1.10%    1.10%    1.10%      0.93%      0.85%
Ratio of net investment
 income (loss) to average
 net assets (%)                  0.92%   (0.26%   (0.64)%    (0.68)%    (0.43)%
Turnover rate (%)               71.25%  124.04%  137.01%    106.06%    140.94%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.34%, 1.42% and 1.13% for the years ended December 31, 1996, 1997, and 1998, respectively.

Small/Mid Cap CORE SM Fund
GOAL AND STRATEGY

This is a small/mid cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small and mid-sized U.S. companies that are believed to offer:

 . favorable prospects for increasing dividends and capital appreciation (i.e., "value" companies); and

 . above-average potential for growth in revenues and earnings (i.e. "growth" companies).

The manager selects stocks using a combination of quantitative techniques and equity research. The manager employs an investment process known as CORE, "Com-puter Optimized, Research-Enhanced," that employs a proprietary quantitative model. "CORE SM" is a service mark of Goldman, Sachs & Co. Stocks are purchased that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 2500(TM) Index.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 2500(TM) Index. The Fund is broadly diversified by sector.

The Fund normally invests in 400 to 700 stocks, with at least 65% (usually higher) of the Fund's assets in small cap and mid cap companies. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, Standard & Poor's Depositary Receipts (SPDRs) and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other secu-rities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management Division of Goldman Sachs and Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since May, 1998
Managed approximately $282 billion in assets at the end of 2000

FUND MANAGERS


Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity
Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1990


PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1999         20.54%
                             2000          4.63%

Best quarter: up 17.85%, second quarter 1999 Worst quarter: down 20.01%, fourth quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

              Fund  Index
1 year        4.63% 4.27%
Life of fund  4.94% 6.20%

Index: Russell 2500(TM) Index

* Began operations on May 1, 1998.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. The Fund had unusually high turnover in 1999 and in 2000. This higher than expected turnover is due to (i) the relatively small size of the Fund, which magnifies the effect of contributions and redemptions, and (ii) the high volatility of the market, which in 1999 resulted in the subadviser implementing procedures to reduce the Fund's tracking risk. Normally, the Fund's turnover rate will be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                           1998**     1999      2000
Net asset value, beginning of period                $10.00   $ 9.02   $  9.82
Income from investment operations:
 Net investment income (loss)                          --      0.02      0.05
 Net realized and unrealized gain (loss) on
  investments*                                       (0.98)    1.77      0.39
 Total from investment operations                    (0.98)    1.79      0.44
Less distributions:
 Distributions from net investment income and
  capital paid in                                      --     (0.03)    (0.07)
 Distributions from net realized gain on
  investments sold                                     --     (0.96)    (0.32)
 Distributions in excess of income, capital paid in
  & gains                                              --       --      (0.05)
 Total distributions                                   --     (0.99)    (0.44)
Net asset value, end of period                      $ 9.02   $ 9.82   $  9.82
Total investment return                              (9.81)%  20.54 %    4.63%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)         $5,015   $8,248   $21,636
Ratio of expenses to average net assets (%)***        1.05%    0.94%     0.90%
Ratio of net investment income (loss) to average
 net assets (%)                                      (0.01)%   0.30%     0.56%
Turnover rate (%)                                    60.51%  109.12%    94.78%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 4.55%, 2.24% and 1.23% for the years ended December 31, 1998, 1999 and 2000, respectively.

Small/Mid Cap Growth Fund

GOAL AND STRATEGY

This is a small/mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small and mid-sized U.S. companies that are believed to offer above-average potential for growth in rev-enues and earnings.

The manager selects stocks using a combination of proprietary quantitative and qualitative equity research. Quantitative screening seeks to identify a group of high-quality companies with above-average growth characteristics relative to industry peers. Equity research seeks to identify indi vidual companies from that group with a higher potential for long term earnings growth and capital appreciation.

The manager buys companies that seem attractive based on a combination of cri-teria, among others:

 . Superior historical earnings growth,

 . Prospects for above-average growth,

 . Attractive valuations,

 . Strong market positions,

 . Favorable new products, and

 . Superior management.

The Fund is broadly diversified by sector. The Fund normally invests in 60 to
110
stocks, with at least 65% (usually higher) of its assets in small and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1999
Managed approximately $274 billion in assets at the end of 2000

FUND MANAGERS

Frank V. Wisneski
-----------------
Senior Vice President of subadviser
Joined subadviser in 1968
(Retiring June, 2001)

Frank J. Boggan, CFA
-----------------
Vice President of subadviser
Joined subadviser in 2001
Managing Director of Palladian Capital
Management (1998-2001)
Portfolio Manager at The Pioneer
Group (1991-1998)

John J. Harrington, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1995
Portfolio Manager at Munder Capital Management (1991-1994)

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1995     35.96%
                                1996     30.33%
                                1997      3.44%
                                1998      5.61%
                                1999      5.15%
                                2000      9.25%


Best quarter: up 21.59%, fourth quarter 1998 Worst quarter: down 21.48%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2**
1 year         9.25% -16.10%  -16.10%
5 Years       10.34%  12.17%   17.50%
Life of fund  12.85%  14.14%   18.14%

Index 1: Russell 2500(TM) Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap(TM) Growth Index (from inception through April 30, 1999) and Russell 2500(TM) Growth Index (after April 30,
1999)
*  Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commis-sions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. The Fund had a high turnover rate in 1999 and 2000 because of higher than expected market volatility and some restructuring of the Fund. In future years, the Fund's turnover rate will normally be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996      1997      1998       1999       2000
Net asset value,
 beginning of period       $  13.18  $  16.52  $  15.39   $  15.94   $  14.03
Income from investment
 operations:
 Net investment income
  (loss)                       0.02      0.01     (0.02)     (0.07)     (0.02)
 Net realized and
  unrealized gain (loss)
  on investments*              3.99      0.56      0.88       0.74       1.27
 Total from investment
  operations                   4.01      0.57      0.86       0.67       1.25
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.02)    (0.01)      --       (0.17)       --
 Distributions from net
  realized gain on
  investments sold            (0.65)    (1.69)    (0.31)     (2.41)     (1.43)
 Distributions in excess
 of income, capital paid
 in & gains                     --        --        --         --       (0.15)
 Total distributions          (0.67)    (1.70)    (0.31)     (2.58)     (1.58)
Net asset value, end of
 period                    $  16.52  $  15.39  $  15.94   $  14.03   $  13.70
Total investment return       30.33%     3.44%     5.61%      5.15%      9.25%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)         $194,108  $213,612  $193,332   $181,931   $190,010
Ratio of expenses to
 average net assets (%)        0.84%     0.85%     0.89%      0.85%      0.85%
Ratio of net investment
 income (loss) to average
 net assets (%)                0.18%     0.09%    (0.11)%    (0.27)%    (0.20)%
Turnover rate (%)            217.84%   331.19%   162.21%    172.58%    103.19%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Small Cap Equity Fund

GOAL AND STRATEGY

This is a small cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to be undervalued relative to long-term earn-ings growth potential.

The manager selects stocks using proprietary fundamental equity research. Research focuses on identifying companies that are believed to be:

 . undervalued (i.e., with current stock price below long-term value);

 . asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs; and

 . dynamic and growing with realistic payback periods for any price premium.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's products, markets, management, suppliers, and competitors.

The Fund is managed using a multiple portfolio manager system in which the Fund is managed by multiple portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate deci-sions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 150 to 300 stocks, with at least 65% (usually higher) of its assets in small cap companies. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000

FUND MANAGERS
Team managed by 5 Portfolio Managers
Average 17 years with Capital Guardian
Average 21 years industry experience
See Appendix A for more details
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1997        25.57%
                             1998        -5.96%
                             1999        -3.43%
                             2000        -8.89%


Best quarter: up 18.11%, second quarter 1997 Worst quarter: down 21.06%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2**
1 year        -8.89% -3.02%   10.32%
Life of fund   2.97%  8.69%    8.52%

Index 1: Russell 2000(R) Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: 50% Russell 2000(R) Index/50% Russell 2000(R) Value Index (from inception through August, 1999); Russell 2000(R) Value Index (from September, 1999 through October, 2000); and Russell 2000(R) Index (after Octo-ber, 2000)

*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:        1996**     1997     1998      1999      2000
Net asset value, beginning of
 period                         $ 10.00  $ 10.73  $ 12.40   $ 11.59   $ 10.92
Income from investment
 operations:
 Net investment income (loss)      0.07     0.08     0.07      0.09      0.14
 Net realized and unrealized
  gain (loss) on investments*      0.96     2.66    (0.81)    (0.50)    (1.13)
 Total from investment
  operations                       1.03     2.74    (0.74)    (0.41)    (0.99)
Less distributions:
 Distributions from net
  investment income and
  capital paid in                 (0.07)   (0.08)   (0.07)    (0.07)    (0.45)
 Distributions from net
  realized gain on investments
  sold                            (0.23)   (0.99)     --      (0.01)    (0.14)
 Distributions in excess of
  income, capital paid in &
  gains                             --       --       --      (0.18)    (0.20)
 Total distributions              (0.30)   (1.07)   (0.07)    (0.26)    (0.79)
Net asset value, end of period  $ 10.73  $ 12.40  $ 11.59   $ 10.92   $  9.14
Total investment return           10.33%   25.57%   (5.96)%   (3.43)%   (8.89)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)              $10,541  $43,261  $64,095   $68,900   $70,031
Ratio of expenses to average
 net assets (%)***                 1.05%    1.05%    1.05%     0.95%     0.92%
Ratio of net investment income
 (loss) to average net assets
 (%)                               1.15%    0.68%    0.63%     0.78%     1.25%
Turnover rate (%)                 66.31%  126.10%  100.83%   117.33%   189.57%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.06%, 1.30%, 1.08%, 0.96% and 0.95% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000, respectively.

Small Cap Growth Fund

GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term cap-ital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to offerabove-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have rapid earnings growth that is not yet widely recognized by the investment community.

The manager looks for companies with:

 . demonstrated annual 20% earnings growth over 3 years and/or similar future growth expectations;

 . dominant market niche or poised to become market leaders; and

 . high quality senior management with coherent business strategies.

The Fund is highly diversified by sector and number of individual stocks. The Fund's sector weightings are broadly diversified and managed relative to those of the Russell 2000(R) Growth Index. The Fund normally invests in 140 to 220 stocks, with at least 65% (usually higher) of its assets in small cap compa-nies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1996
Managed approximately $32 billion in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

Bernice S. Behar, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991
Began career in 1986


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997         14.26%
                             1998         14.49%
                             1999         70.38%
                             2000        -21.43%


Best quarter: up 45.57%, fourth quarter 1999 Worst quarter: down 22.48%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -21.43% -22.43%
Life of fund   12.63%   4.72%

Index: Russell 2000(R) Growth Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results.
The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:    1996**      1997      1998       1999      2000
Net asset value, beginning
 of period                  $ 10.00   $  9.93   $ 11.34   $  12.99  $  19.12
Income from investment
 operations:
 Net investment income
  (loss)                       0.01     (0.02)    (0.05)     (0.21)    (0.02)
 Net realized and
  unrealized gain (loss) on
  investments*                (0.06)     1.44      1.70       9.06     (4.16)
 Total from investment
  operations                  (0.05)     1.42      1.65       8.85     (4.18)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.02)    (0.01)      --         --      (1.35)
 Distributions from net
  realized gain on
  investments sold              --        --        --       (2.72)    (0.12)
 Distributions in excess of
  income, capital paid in &
  gains                         --        --        --         --        --
 Total distributions          (0.02)    (0.01)      --       (2.72)    (1.47)
Net asset value, end of
 period                     $  9.93   $ 11.34   $ 12.99   $  19.12  $  13.47
Total investment return       (0.50)%   14.26%    14.49%     70.38%   (21.43)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)          $20,633   $48,761   $74,849   $179,570  $234,542
Ratio of expenses to
 average net assets (%)***     1.00%     1.00%     1.00%       0.8%     0.82%
Ratio of net investment
 income (loss) to average
 net assets (%)                0.12%    (0.28)%   (0.65)%    (0.70)    (0.50)%
Turnover rate (%)             50.93%    86.23%   101.16%     113.1%    97.73%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuations in market values of the fund.
**  Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 1.55%, 1.12% and 1.05% for the years ended December 31, 1996, 1997, and 1998, respectively.

International Equity Index Fund

GOAL AND STRATEGY
This is an international stock fund that seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging mar-kets.

The Fund is managed relative to a target mix of 90% in the MSCI EAFE GDP Index and 10% in the MSCI EMF Index. The EAFE GDP Index, known as the Europe Austral-asia and Far East Index, includes foreign companies in developed markets, with country index weights based upon a country's Gross Domestic Product (GDP). The EMF Index, known as the Emerging Markets Free Index, includes foreign companies in emerging markets, with country index weights based upon a country's market capitalization.

The manager employs a passive management strategy using quantitative techniques to invest in a representative sample of stocks in the Index. The manager selects stocks in an attempt to track, as closely as possible, the characteris-tics of the Index, including country and sector weights. The Fund normally invests in 400 to 1,200 stocks.

The Index composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), iShares SM and other Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (in-vestments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.
Note: "MSCI EAFE GDP Index" and "MSCI EMF Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1986
Managing Fund since May, 1998
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGERS

Bradford S. Greenleaf, CFA
-----------------
Senior Vice President of subadviser
Joined team in 2000
Joined subadviser in 1994
Vice President, Franklin Portfolio Associates, Inc. (1986-1994)

David P. Nolan, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1996
Portfolio manager Boston
International Advisors, Inc. (1989-1996)

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years




                                    [GRAPH]

                              1991         23.40%
                              1992         -1.80%
                              1993         32.10%
                              1994         -6.25%
                              1995          8.01%
                              1996          9.19%
                              1997         -5.03%
                              1998         20.82%
                              1999         30.87%
                              2000        -17.42%


Best quarter: up 20.91%, fourth quarter 1998 Worst quarter: down 14.75%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index 1 Index 2**
1 year        -17.42% -15.30%  -16.93%
5 years         6.25%  10.16%    7.81%
10 years        8.21%  10.27%    8.75%
Life of fund    7.29%   9.11%    6.29%

Index 1:  MSCI EAFE GDP Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from inception through April 30, 1998); MSCI EAFE GDP Index (from May 1, 1998 through June 30, 1999); and 90% MSCI EAFE GDP Index/10% MSCI EMF Index (after June 30, 1999)
*   Began operations on May 2, 1988.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS
Primary
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.


Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:


 . The securities selected by the manager may not be fully representative of the Index.

 . Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.
 . The size and timing of the Fund's cash flows may result in the Fund's perfor-mance being different than that of the Index.


Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's invest-ments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Secondary
Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996      1997       1998      1999      2000
Net asset value,
 beginning of period       $  15.61  $  16.83   $  15.20  $  15.56  $  19.64
Income from investment
 operations:
 Net investment income
  (loss)                       0.21      0.13       0.23      0.21      0.23
 Net realized and
  unrealized gain (loss)
  on investments*              1.22     (0.97)      2.91      4.51     (3.64)
 Total from investment
  operations                   1.43     (0.84)      3.14      4.72     (3.41)
Less distributions:
 Distributions from net
  investment income and
  capital paid-in             (0.21)    (0.13)     (0.23)    (0.21)    (0.25)
 Distributions from net
  realized gain on
  investments sold              --      (0.66)     (2.55)    (0.38)    (0.59)
 Distributions in excess
  of income, capital paid
  in & gains                    --        --         --      (0.05)      --
 Total distributions          (0.21)    (0.79)     (2.78)    (0.64)    (0.84)
Net asset value, end of
 period                    $  16.83  $  15.20   $  15.56  $  19.64  $  15.39
Total investment return        9.19%    (5.03)%    20.82%    30.87%   (17.42)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)            $155,753  $152,359   $173,137  $244,017  $195,012
Ratio of expenses to
 average net assets (%)**      0.76%     0.79%      0.56%     0.31%     0.28%
Ratio of net investment
 income (loss) to average
 net assets (%)                1.30%     0.78%      1.45%     1.26%     1.40%
Turnover rate (%)             92.03%    83.13%    158.63%    19.01%    14.86%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.63%, 0.38% and 0.37% for the years ended December 31, 1998, 1999 and 2000, respectively.

International Opportunities Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., pri-marily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identi-fies companies that:

 . are capable of achieving sustainable above-average, long-term earnings growth;

 . are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

 . have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . attractive business niche;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 45 countries, with at least 65% of its assets in securities of non-U.S. entities.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), iSharesSM and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 1996
Managed approximately $33 billion in assets at the end of 2000

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                               1997       1.95%
                               1998      15.92%
                               1999      34.01%
                               2000     -16.36%


Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 13.70%, third quarter 1998

Average annual total returns(/1/) -- for periods ending 12/31/2000*

               Fund   Index
1 year        -16.36% -15.09%
Life of fund    7.70%   5.81%

Index:MSCI All Country World Free Index, Excluding U.S.

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:         1996**     1997     1998     1999      2000
Net asset value, beginning of
 period                          $ 10.00  $ 10.60  $ 10.63  $ 12.21  $  15.17
Income from investment
 operations:
 Net investment income (loss)       0.07     0.10     0.11     0.10      0.07
 Net realized and unrealized
  gain (loss) on investments*       0.60     0.11     1.57     3.95     (2.57)
 Total from investment
  operations                        0.67     0.21     1.68     4.05     (2.50)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.07)   (0.10)   (0.10)   (0.11)    (0.15)
 Distributions from net
  realized gain on investments
  sold                               --     (0.08)     --     (0.94)    (0.62)
 Distributions in excess of
  income, capital paid in &
  gains                              --       --       --     (0.04)    (0.05)
 Total distributions               (0.07)   (0.18)   (0.10)   (1.09)    (0.82)
Net asset value, end of period   $ 10.60  $ 10.63  $ 12.21  $ 15.17  $  11.85
Total investment return             6.72%    1.95%   15.92%   34.01%   (16.36)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)                        $17,898  $30,631  $64,250  $79,794  $120,034
Ratio of expenses to average
 net assets (%)***                  1.25%    1.22%    1.16%    1.02%     0.93%
Ratio of net investment income
 (loss) to average net assets
 (%)                                0.87%    0.65%    0.89%    0.77%     0.47%
Turnover rate (%)                   5.46%   21.09%   18.67%   34.02%    37.92%

   * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
  ** Fund began operations on May 1, 1996.
 *** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.76%, 1.57%, 1.46%, 1.15% and 1.09% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000 respectively.

Emerging Markets Equity Fund

GOAL AND STRATEGY

This is an emerging markets stock fund that seeks long-term capital apprecia-tion.

The Fund invests primarily in the stocks of companies in countries having econ-omies or markets generally considered by the World Bank or United Nations to be emerging or developing.

The manager's investment approach combines top-down country allocation with bottom-up stock selection. In making country allocation decisions, the manager analyzes the global environment and selects countries with:

 . Improving macroeconomic, political and social trends, and

 . attractive valuation levels.

The manager selects stocks using fundamental proprietary research to identify companies that have:

 . strong earnings growth potential,

 . reasonable valuations, and

 . shareholder-focused management, dominant products, and well established dis-tribution channels.

The Fund normally invests in at least 15 emerging market countries.

The Fund normally invests in 100 to 350 stocks in 15 to 30 countries. The Fund normally has 10% or less of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since August, 1999
Managed approximately $170 billion in assets at the end of 2000


FUND MANAGERS

Robert L. Meyer, CFA
-----------------
Managing Director of subadvisor
Joined subadviser in 1989

Narayan Ramachandran, CFA
-----------------
Managing Director of subadviser
Joined subadviser in 1996

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1999     81.37%
                                2000    -40.11%

Best quarter: up 50.45%, fourth quarter 1999 Worst quarter: down 20.41%, third quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -40.11% -30.61%
Life of fund   -9.21%  -7.14%

Index:MSCI Emerging Markets Free Index

*Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, since the Fund invests primarily in emerging market coun-tries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly- industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the funds perfor-mance. Any turnover rate in excess of 100% is considered relatively high. The Fund's turnover rate could be greater than 100% due to the relatively high vol-atility associated with investing in emerging markets.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                         1998**      1999     2000
Net asset value, beginning of period              $10.00   $  7.09  $ 12.26
Income from investment operations:
 Net investment income (loss)                       0.03      0.03    (0.02)
 Net realized and unrealized gain (loss) on
  investments*                                     (2.91)     5.67    (4.91)
 Total from investment operations                  (2.88)     5.70    (4.93)
Less distributions:
 Distributions from net investment income and
  capital paid in                                  (0.03)    (0.01)   (0.01)
 Distributions from net realized gain on
  investments sold                                   --      (0.10)   (0.62)
 Distributions in excess of income, capital paid
  in & gains                                         --      (0.42)     --
 Total distributions                               (0.03)    (0.53)   (0.63)
Net asset value, end of period                    $ 7.09   $ 12.26  $  6.70
Total investment return***                        (28.87)%   81.37%  (40.11)%
Ratios and supplemental data
Net assets, end of period (000s omitted)          $7,310   $32,596  $31,010
Ratio of expenses to average net assets (%)****     1.55%     1.39%    1.32%
Ratio of net investment income (loss) to average
 net assets (%)                                     0.51%     0.19%   (0.28)%
Turnover rate (%)                                  53.95%   196.32%  103.90%

   * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
  ** Fund began operations on May 1, 1998.
 *** Includes the effect of a voluntary capital contribution from John Hancock of $32 per share for the year ended 1999. The Total Investment Return without the capital contribution would have been 79.02% for the year ended 1999.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 3.69%, 3.44% and 2.49% for the years ended December 31, 1998, 1999 and 2000, respectively.

Real Estate Equity Fund
GOAL AND STRATEGY

This is a non-diversified real estate stock fund that seeks above-average income and long-term capital appreciation.

The Fund invests primarily in:

 . equity securities of real estate investment trusts (REITs) that own commer-cial and multi-family residential real estate; and

 . equity securities of real estate operating companies.

The Fund invests mostly in stocks of U.S. companies but also invests to a lim-ited extent in foreign stocks.

The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about June 30, 2000, the assets of the Fund were evenly divided between the subadvisers. All subsequent investments in and redemptions from the Fund will be evenly divided between the subadvisers. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects real estate stocks using a combination of proprietary, equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's his-tory and the market and have improving earnings growth prospects.

Independence seeks to maintain risk, style and sector characteristics similar to the public equity real estate market. Independence will normally invest in 30 to 60 stocks in its portion of the Fund.

Morgan Stanley Investment Management Inc. ("MSIM") selects real estate stocks using a combination of:

 . top-down, market overview to identify undervalued property sectors and geo-graphic regions; and

 . proprietary, fundamental equity research to select companies that are attrac-tively priced relative to the value of their underlying real estate assets.

MSIM seeks to maintain broad exposure to key property sectors (i.e., apart-ments, retail and office/industrial). MSIM will normally invest in 30 to 50 stocks in its portion of the Fund.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. Each portion of the Fund normally has at least 65% (usually higher) of its assets invested in real estate equity securities and 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund also may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, equity securities of non-real estate busi-nesses whose real estate holdings are significant in relation to their market capitalization, and certain derivatives (investments whose value is based on indices and other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1988
Managed approximately $25 billion in assets at the end of 2000

Fund Managers

John F. DeSantis
-----------------
Executive Vice President of subadviser
Managed fund since 1999
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Vice President of subadviser
Managed fund since 1999
Joined team in 1996
Joined subadviser in 1991

SUBADVISER

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since June, 2000
Managed approximately $170 billion in assets at the end of 2000

Fund Managers

Theodore R. Bigman
-----------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
-----------------
Principal of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                               1991      33.50%
                               1992      16.00%
                               1993      17.29%
                               1994       2.86%
                               1995      12.31%
                               1996      33.07%
                               1997      17.22%
                               1998     -16.71%
                               1999      -1.69%
                               2000      31.29%

Best quarter: up 25.82%, first quarter 1991 Worst quarter: down 17.37%, third quarter 1990

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        31.29% 30.74%
5 years       10.89% 11.38%
10 years      13.41% 11.39%
Life of fund   9.41%  6.39%

Index: Wilshire Real Estate Securities Index
*Began operations on May 16, 1988.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rela-tive to funds that invest broadly across different sectors of the stock market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possi-bility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In gen-eral, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and dif-ficult to obtain.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated):
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996      1997      1998       1999       2000
Net asset value,
 beginning of period       $  11.70  $  14.64  $  15.91   $  12.46   $  11.47
Income from investment
 operations:
 Net investment income
  (loss)                       0.76      0.77      0.77       0.78       0.76
 Net realized and
  unrealized gain (loss)
  on investments*              2.97      1.68     (3.38)     (0.99)      2.73
 Total from investment
  operations                   3.73      2.45     (2.61)     (0.21)      3.49
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.76)    (0.77)    (0.70)     (0.78)     (1.06)
 Distributions from net
  realized gain on
  investments sold            (0.03)    (0.41)    (0.14)       --       (0.06)
 Distributions in excess
  of income, capital paid
  in & gains                    --        --        --         --       (0.17)
 Total distributions          (0.79)    (1.18)    (0.84)     (0.78)     (1.29)
Net asset value, end of
 period                    $  14.64  $  15.91  $  12.46   $  11.47   $  13.67
Total investment return       33.07%    17.22%   (16.71)%    (1.69)%    31.29%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)         $151,105  $204,131  $152,789   $126,214   $158,811
Ratio of expenses to
 average net assets (%)        0.69%     0.69%     0.69%      0.70%      0.76%
Ratio of net investment
 income (loss) to average
 net assets (%)                6.14%     5.12%     5.48%      6.38%      5.99%
Turnover rate (%)             18.37%    20.04%    22.69%     12.95%     58.81%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chase and withdrawals of shares in relation to the fluctuation in market val-ues of the fund.

Managed Fund

GOAL AND STRATEGY
This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.
The Fund invests primarily in a diversified mix of:
 . common stocks of large and mid sized U.S. companies, and . bonds with an overall intermediate term average maturity.

The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about Novem-ber 1, 2000, the assets of the Fund were allocated between the two subadvisers with Capital Guardian receiving $500 million (approximately 16% of the Fund's assets as of October 31, 2000) and Independence the remainder. All subsequent investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These alloca-tion methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are pur-chased that are undervalued relative to the stock's history and have improving earnings growth prospects. Bonds are purchased that are attractively priced based upon market fundamentals and technical factors. Independence seeks to maintain risk and sector characteristics of the Fund similar to those of the overall equity market.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 80 to 160 stocks, with at least 65% (usually higher) in large cap companies. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 percentage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

Capital Guardian's equity sector exposures are a result of stock selection as opposed to prede termined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks, with at least 65% (usually higher) in large and mid cap companies. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). Each portion of the Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity and to implement foreign currency strategies.

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109
Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at the end of 2000
FUND MANAGERS
Management by investment team overseen by:
John C. Forelli (equity)
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1990
Jay C. Leu, CFA (fixed income)
-----------------
Senior Vice President of subadviser
Joined team in 1998
Joined subadvisor in 1997
Portfolio Manager, Pacific Capital Asset Management (1995-1997)
SUBADVISER
Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071
Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000
FUND MANAGERS
Equity
Managed by team of 23 research analysts
Average of 10 years with Capital Guardian
Average of 14 years industry experience
Fixed Income
Team managed by 3 portfolio managers
Average of 15 years with Capital Guardian
Average of 18 years industry experience
See Appendix A for more details
PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1991         22.00%
                              1992          7.70%
                              1993         11.60%
                              1994         -2.23%
                              1995         27.09%
                              1996         10.72%
                              1997         18.72%
                              1998         20.42%
                              1999          9.10%
                              2000          0.03%

Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 7.22%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2 Index 3**
1 year         0.03%  -9.11%  11.63%  -0.99%
5 years       11.55%  18.35%   6.46%  12.96%
10 years      12.15%  17.46%   7.96%  13.02%
Life of fund  11.57%  15.26%   8.16%  12.09%

Index 1: S&P 500 Index
Index 2:Lehman Brothers Aggregate Bond Index
Index 3:A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)
* Began operations on March 29, 1986.
**John Hancock believes Index 3 is a more suitable index against which to meas-ure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.


Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.


Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.


Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.


High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.


Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary


Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.


Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.


Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                           1996        1997        1998        1999        2000
Net asset value,
 beginning of period         $13.73      $13.35      $14.35      $15.64  $    15.45
Income from investment
 operations:
 Net investment income
  (loss)                       0.61        0.59        0.46        0.44        0.44
 Net realized and
  unrealized gain (loss)
  on investments*              0.81        1.86        2.43        0.94       (0.45)
 Total from investment
  operations                   1.42        2.45        2.89        1.38       (0.01)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.61)      (0.67)      (0.51)      (0.43)      (0.44)
 Distributions from net
  realized gain on
  investments sold            (1.19)      (0.78)      (1.09)      (1.14)      (1.18)
 Distributions in excess
  of income, capital
  paid in & gains               --          --          --          --          --
 Total distributions          (1.80)      (1.45)      (1.60)      (1.57)      (1.62)
Net asset value, end of
 period                      $13.35      $14.35      $15.64      $15.45  $    13.82
Total investment return       10.72%      18.72%      20.42%       9.10%       0.03%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,386,660  $2,800,127  $3,301,910  $3,430,919  $2,995,794
Ratio of expenses to
 average net assets (%)        0.36%       0.37%       0.36%       0.36%       0.46%
Ratio of net investment
 income (loss) to
 average net assets (%)        4.41%       4.18%       2.99%       2.75%       2.86%
Turnover rate (%)            113.61%     200.41%     160.57%     203.86%     199.27%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Global Balanced Fund

GOAL AND STRATEGY
This is a non-diversified global balanced stock and bond fund that seeks income and long-term capital appreciation. The Fund invests primarily in a mix of:
 . U.S. and foreign common stocks of large and mid sized companies within devel-
  oped markets; and
 . U.S. and foreign bonds with an overall intermediate term average maturity. The Fund has a target mix of 60% stocks and 40% bonds, but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.
The Fund invests in at least 3 different countries, but normally in 15 to 45 countries.
Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, cur-rency, sector and individual security exposures, reflecting the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.
The managers make ongoing decisions regarding the Fund's country, currency, sector and individual security exposures. Each manager selects stocks and bonds using proprietary fundamental research that focuses on indentifying securities that are believed to be undervalued (i.e., with current prices below long-term value).
The Fund is "non-diversified", which means that it can take larger positions in individual issuers. However, the Fund normally invests in 125 to 250 stocks within the equity portion. The Fund may invest:
 .  no more than 10% of its equity assets in emerging market stocks; and
 . no more than 15% of its bond assets in high yield and emerging market bonds. The bond portion of the Fund normally has an average credit rating of "A" or higher. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), high yield debt securi-ties, and certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity and to implement foreign currency strate-gies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates. In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000

FUND MANAGERS
Team managed by 14 Portfolio Managers
Average 17 years with Capital Guardian
Average 21 years industry experience
See Appendix A for more details

PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                    [GRAPH]

                              1997         2.65%
                              1998        17.99%
                              1999         5.11%
                              2000        -9.08%


Best quarter: up 13.06%, fourth quarter 1998 Worst quarter: down 4.49%, fourth quarter 1997

Average annual total returns -- for periods ending 12/31/2000*

                Fund Index 1  Index 2 Index 3**
1 year        -9.08% -12.92%   1.59%   -9.14%
Life of fund   4.63%  11.93%   3.83%    5.69%

Index 1: MSCI World Index
Index 2:  Salomon Brothers World Government Bond Index, Unhedged
Index 3: A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World Index (Ex US)/35% Salomon Brothers Non-US Government Bond Index, Unhedged (from inception through April, 2000); 65% MSCI World Index/35% Salomon Brothers World Government Bond Index, Unhedged (from May, 2000 through October, 2000); and 60% MSCI World Index/40% Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)
*  Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.
Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Market Allocation Risk: The allocation of the Fund's assets between the major asset classes (i.e., stocks and bonds) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's hold-ings in a class just prior to its experiencing a loss of value.
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.
Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.
Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.
Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.
Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.
High Yield Bond Risk. Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.
Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
Turnover Risk. In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.
Secondary
Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:          1996**     1997     1998     1999     2000
Net asset value, beginning of
 period                           $ 10.00  $ 10.39  $ 10.11  $ 11.12  $ 10.71
Income from investment
 operations:
 Net investment income (loss)        0.24     0.33     0.34     0.29     0.23
 Net realized and unrealized
  gain (loss) on investments*        0.41    (0.05)    1.44     0.25    (1.20)
 Total from investment
  operations                         0.65     0.28     1.78     0.54    (0.97)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                           (0.24)   (0.34)   (0.35)   (0.35)   (0.36)
 Distributions from net realized
  gain on investments sold          (0.02)   (0.22)   (0.42)   (0.44)   (0.01)
 Distributions in excess of
  income, capital paid in & gain      --       --       --     (0.16)   (0.10)
 Total distributions                (0.26)   (0.56)   (0.77)   (0.95)   (0.47)
Net asset value, end of period    $ 10.39  $ 10.11  $ 11.12  $ 10.71  $  9.27
Total investment return              6.73%    2.65%   17.99%    5.11%   (9.08)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                      $24,098  $25,420  $30,416  $31,577  $28,527
Ratio of expenses to average net
 assets (%)***                       1.10%    1.10%    1.10%    1.00%    0.98%
Ratio of net investment income
 (loss) to average net assets
 (%)                                 3.59%    3.18%    3.20%    2.73%    2.32%
Turnover rate (%)                   22.21%   81.04%  103.55%  131.21%  171.38%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.44%, 1.56%, 1.82%, 1.31% and 1.27% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000, respectively.

Short-Term Bond Fund

GOAL AND STRATEGY

This is a short-term bond fund of medium credit quality that seeks high income.

The Fund primarily invests in a diversified mix of short-term debt securities including:

 . U.S. Treasury and Agency securities;

 . U.S. corporate bonds;

 . foreign corporate bonds (if dollar-denominated);

 . foreign government and agency securities (if dollar denominated); and

 . mortgage-and asset-backed securities.

The manager selects bonds using a combination of proprietary research and quan-titative tools. Bonds are purchased that are attractively priced based upon market fundamentals and technical factors.

The Fund normally has:

 . an average maturity between one and three and a half years;

 . no more than 15% of its assets in high yield bonds;

 . an average credit quality rating of "A" or higher; and

 . 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1994
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGER

Jay C. Leu, CFA
-----------------
Senior Vice President of subadviser
Joined team in 1998
Joined subadviser in 1997
Portfolio Manager, Pacific Capital Asset Management (1995-1997)

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1995        11.49%
                              1996         3.61%
                              1997         6.41%
                              1998         5.82%
                              1999         2.96%
                              2000         7.98%

Best quarter: up 3.87%, second quarter 1995 Worst quarter: down 0.42%, first quarter 1999


Average annual total returns -- for periods ending 12/31/2000*

              Fund  Index 1 Index 2**
1 year        7.98%  8.07%    7.93%
5 year        5.34%  5.99%    6.01%
Life of fund  5.74%  6.33%    6.54%

Index 1: Lehman Brothers 1-3 Year Government/Credit Bond Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Merrill Lynch 1-5 Year U.S. Government Bond Index (from inception through April, 1998) and 65% Lehman Brothers 1-3 Year Credit Bond Index/35% Lehman Brothers 1-3 Year Government Bond Index (after April,
1998)
*  Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.
Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:             1996     1997     1998     1999     2000
Net asset value, beginning of
 period                            $ 10.23  $ 10.05  $ 10.08  $ 10.05  $  9.72
Income from investment
 operations:
 Net investment income (loss)         0.54     0.59     0.61     0.61     0.61
 Net realized and unrealized gain
  (loss) on investments*             (0.18)    0.03    (0.03)   (0.33)    0.14
 Total from investment operations     0.36     0.62    (0.58)    0.28     0.75
Less distributions:
 Distributions from net
  investment income and capital
  paid in                            (0.54)   (0.59)   (0.61)   (0.61)   (0.61)
 Distributions from net realized
  gain on investments sold             --       --       --       --       --
 Distributions in excess of
  income, capital paid in & gains      --       --       --       --       --
 Total distributions                 (0.54)   (0.59)   (0.61)   (0.61)   (0.61)
Net asset value, end of period     $ 10.05  $ 10.08  $ 10.05  $  9.72  $  9.86
Total investment return               3.61%    6.41%    5.82%    2.96%    7.98%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)                          $58,676  $51,120  $77,194  $68,844  $80,109
Ratio of expenses to average net
 assets (%)**                         0.75%    0.57%    0.53%    0.43%    0.36%
Ratio of net investment income
 (loss) to average net assets (%)     5.66%    5.67%    6.17%    6.25%    6.27%
Turnover rate (%)                    20.68%  108.29%  184.50%  100.04%   45.27%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 0.79% for the year ended Decem-ber 31, 1996.

Bond Index Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Lehman Brothers Aggregate Bond Index, which broadly represents the U.S. investment grade bond market.

The manager employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Index.

The Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $150 million including:

 . U.S. Treasury and agency securities;

 . mortgage-backed and asset-backed securities;

 . corporate bonds, issued by both U.S. and foreign companies; and

 . foreign government and agency securities.

The manager selects securities to match, as closely as practicable, the Index's duration, cash flow, sector, credit quality, callability, and other key perfor-mance characteristics.
The Index composition may change from time to time. The manager will reflect those changes as soon as practicable. The Fund may hold some cash and cash equivalents, but is normally fully invested.
--------------------------------------------------------------------------------
SUBADVISER

Mellon Bond Associates, LLP
One Mellon Center
Pittsburgh, Pennsylvania 15258

Managing since 1986
Managing Fund since May, 1998
Managed approximately $58 billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

Gregory D. Curran, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1995
Began career in 1986
Vice President of Salomon Brothers (1986-1995)
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1999          -2.57%
                             2000          11.81%


Best quarter: up 5.35%, Fourth quarter 1998 Worst quarter: down 1.27%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        11.81% 11.84%
Life of fund   5.98%  6.20%

Index: Lehman Brothers Government/Credit Bond Index

*Began operations on May 1, 1998.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

 . The securities selected by the manager may not be fully representative of the Index.

 . Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

 . The size and timing of the Fund's cash flows may result in the Fund's perfor-mance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                          1998**     1999      2000
Net asset value, beginning of period              $ 10.00  $ 10.19   $  9.32
Income from investment operations:
 Net investment income (loss)                        0.42     0.63      0.62
 Net realized and unrealized gain (loss) on
  investments*                                       0.29    (0.89)     0.43
 Total from investment operations                    0.71    (0.26)     1.05
Less distributions:
 Distributions from net investment income and
  capital paid in                                   (0.42)   (0.61)    (0.63)
 Distributions from net realized gain on
  investments sold                                  (0.10)     --        --
 Distributions in excess of income, capital paid
  in & gains                                          --       --        --
 Total distributions                                (0.52)   (0.61)    (0.63)
Net asset value, end of period                    $ 10.19  $  9.32   $  9.74
Total investment return                              7.20%   (2.57)%   11.81%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $28,001  $38,436   $64,768
Ratio of expenses to average net assets (%)***       0.40%    0.29%     0.25%
Ratio of net investment income (loss) to average
 net assets (%)                                      6.17%    6.56%     6.80%
Turnover rate (%)                                   21.09%   17.06%    33.14%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.71%, 0.35% and 0.27% for the years ended December 31, 1998, 1999 and 2000, respectively.

Active Bond Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund primarily invests in a diversified mix of debt securities including:

 . U.S. Treasury and agency securities;

 . foreign government and agency securities (if dollar-denominated);

 . corporate bonds, both U.S. and foreign (if dollar-denominated); and

 . mortgage-backed and asset-backed securities.

The manager normally invests:

 . mostly in investment grade debt securities; and

 . no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many dif-ferent issuers. The Fund normally has an average credit rating of "A" or high-er.

The Fund normally has 10% or less of its assets in cash and cash equivalents. The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average matu-rity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $32 billion in assets at the end of 2000

FUND MANAGER

James K. Ho, CFA
-----------------
Executive Vice President of subadviser
Managed fund since 1995
Associated with subadviser since 1985
Began career in 1977

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1991          16.70%
                             1992           7.70%
                             1993          10.80%
                             1994          -2.57%
                             1995          19.55%
                             1996           4.10%
                             1997          10.11%
                             1998           8.23%
                             1999          -0.94%
                             2000          10.45%

Best quarter: up 7.14%, second quarter 1989 Worst quarter: down 2.51%, first quarter 1994


Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        10.45% 11.63%
5 years        6.30%  6.46%
10 years       8.20%  7.96%
Life of fund   8.04%  8.16%

Index: Lehman Brothers Aggregate Bond Index

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.
High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:       1996      1997      1998      1999       2000
Net asset value, beginning
 of period                  $  10.13  $   9.77  $   9.95     $9.92   $   9.12
Income from investment
 operations:
 Net investment income
  (loss)                        0.69      0.71      0.69      0.67       0.64
 Net realized and
  unrealized gain (loss) on
  investments*                 (0.31)     0.24      0.11     (0.76)      0.28
 Total from investment
  operations                    0.38      0.95      0.80     (0.09)      0.92
Less distributions:
 Distributions from net
  investment income and
  capital paid in              (0.69)    (0.71)    (0.69)    (0.71)     (0.60)
 Distributions from net
  realized gain on
  investments sold             (0.05)    (0.06)    (0.14)      --         --
 Distributions in excess of
  income, capital paid in &
  gains                          --        --        --        --         --
 Total distributions           (0.74)    (0.77)    (0.83)    (0.71)     (0.60)
Net asset value, end of
 period                     $   9.77  $   9.95  $   9.92  $   9.12   $   9.44
Total investment return         4.10%    10.11%     8.23%    (0.94)%    10.45%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)          $726,111  $803,770  $907,121  $850,286   $842,299
Ratio of expenses to
 average net assets (%)         0.29%     0.31%     0.29%     0.28%      0.41%
Ratio of net investment
 income (loss) to average
 net assets (%)                 7.07%     7.18%     6.84%     6.97%      6.98%
Turnover rate (%)             119.12%   138.29%   228.74%   182.90%    164.34%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

High Yield Bond Fund

GOAL AND STRATEGY

This is a high yield bond fund that seeks high income and capital appreciation.

The Fund invests primarily in a diversified mix of high yield debt securities, commonly referred to as "junk bonds" (rated BB+/Ba1 or lower and their unrated equivalents), including:

 . corporate bonds, both U.S. and foreign (if dollar-denominated);

 . foreign government and agency securities (if dollar-denominated);

 . preferred stocks; and

 . convertible securities (convertible into common stocks or other equity inter-ests).

The manager will invest no more than 15% of the Fund's assets in emerging mar-ket countries (with below investment-grade sovereign debt). The Fund normally has 10% or less of its assets in cash and cash equivalents.

The manager seeks to purchase bonds with stable or improving credit quality before the market widely perceives the improvement. Purchase and sale decisions are primarily based upon the investment merits of the particular security.

The manager selects bonds using proprietary research, including:

 . quantitative analysis of historical financial data;

 . qualitative analysis of a company's future prospects; and

 . economic and industry analysis.

The Fund's average maturity depends on security selection decisions rather than interest rate decisions.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: equity securities, high quality debt securities (short-term and otherwise), foreign debt securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1998
Managed approximately $274 billion in assets at the end of 2000

FUND MANAGER

Richard T. Crawford
-----------------
Vice President of subadviser
Joined subadviser in 1994
Began career in 1991

Manager draws upon the other members of the High Yield team, including:

Earl E. McEvoy
-----------------
Partner of subadviser
Joined subadviser in 1978
Began career in 1972

Catherine A. Smith
-----------------
Partner of subadviser
Joined subadviser in 1985
Began career in 1983

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               1999        5.13%
                               2000      -10.18%


Best quarter: up 4.55%, fourth quarter 1998 Worst quarter: down 8.80%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -10.81% -5.86%
Life of fund   -3.48% -2.05%

Index:Lehman Brothers High-yield Bond Index

*Began operations on May 1, 1998.

MAIN RISKS

Primary

High Yield Bond Risk: High yield or junk bonds, defined as bond securities rated below BBB-/Baa3, may be subject to more volatile or erratic price move-ments due to investor sentiment. In a down market, these high yield securities may become harder to value or to sell at a fair price.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                          1998**      1999     2000
Net asset value, beginning of period              $ 10.00   $  9.23  $  8.99
Income from investment operations:
 Net investment income (loss)                        0.46      0.72     0.73
 Net realized and unrealized gain (loss) on
  investments*                                      (0.76)    (0.26)   (1.65)
 Total from investment operations                   (0.30)     0.46    (0.92)
Less distributions:
 Distributions from net investment income and
  capital paid in                                   (0.46)    (0.70)   (0.74)
 Distributions from net realized gain on
  investments sold                                  (0.01)      --       --
 Distributions in excess of income, capital paid
  in & gains                                          --        --       --
 Total distributions                                (0.47)    (0.70)   (0.74)
Net asset value, end of period                    $  9.23   $  8.99  $  7.33
Total investment return                             (2.98)%    5.13%  (10.81)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $14,789   $19,921  $25,978
Ratio of expenses to average net assets (%)***       0.90%     0.80%    0.75%
Ratio of net investment income (loss) to average
 net assets (%)                                      7.43%     7.94%    8.88%
Turnover rate (%)                                   17.67%    38.62%   21.94%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.03%, 1.04% and 0.87% for the years ended December 31, 1998, 1999 and 2000, respectively.

Global Bond Fund

GOAL AND STRATEGY

This is an intermediate term, non-diversified global bond fund of medium credit quality that seeks income and capital appreciation.

The Fund primarily invests in a broad mix of debt securities throughout the world including:

 . U.S. Treasury and agency securities;

 . foreign government and agency securities;

 . supranational securities (such as the World Bank);

 . corporate bonds, both U.S. and foreign; and

 . mortgage-backed and asset-backed securities.

The Fund has a target mix of 25% U.S. bonds and 75% non-U.S. bonds (denominated in foreign currencies), but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.

The Fund normally:

 . invests in at least 3 countries, but normally in 10 to 35 countries;

 . has an average credit quality rating of "A" or higher; and

 . invests up to 15% in emerging market and high yield debt securities.

The Fund is managed using a multiple portfolio manager system in which the Fund is managed by multiple portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, currency, sector and individual security exposures, reflecting the aggregate decisions of the multiple portfolio manag-ers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's average maturity and the Fund's country, sector and foreign currency exposures. The manager uses proprietary research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity relative to the benchmark and to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000

FUND MANAGERS

Team managed by 4 Portfolio Managers
Average 11 years with Capital Guardian
Average 17 years industry experience
See Appendix A for more details

PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                               1997         9.05%
                               1998         9.15%
                               1999        -2.16%
                               2000        12.00%


Best quarter: up 7.04%, forth quarter 2000 Worst quarter: down 1.75%, second quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2**
1 year        12.00%  1.59%   13.37%
Life of fund   7.34%  3.83%    8.46%

Index 1:Salomon Brothers World Government Bond Index, Unhedged
Index 2:A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index / 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April, 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May, 1999 through October, 2000); and Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)
*  Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, the Fund's investments in emerging market countries have a significantly higher degree of foreign risk than investments in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:          1996**     1997     1998     1999      2000
Net asset value, beginning of
 period                           $ 10.00  $ 10.16  $ 10.24  $ 10.60   $  9.82
Income from investment
 operations:
 Net investment income (loss)        0.38     0.59     0.54     0.48      0.48
 Net realized and unrealized
  gain (loss) on investments*        0.28     0.30     0.38    (0.70)     0.67
 Total from investment
  operations                         0.66     0.89     0.92    (0.22)     1.15
Less distributions:
 Distributions from net
  investment income and capital
  paid in                           (0.38)   (0.66)   (0.47)   (0.56)    (0.63)
 Distributions from net realized
  gain on investments sold          (0.12)   (0.15)   (0.09)     --        --
 Distributions in excess of
  income, capital paid in &
  gains                               --       --       --       --        --
 Total distributions              $ (0.50) $ (0.81) $ (0.56)   (0.56)    (0.63)
Net asset value, end of period    $ 10.16  $ 10.24  $ 10.60  $  9.82   $ 10.34
Total investment return              6.71%    9.05%    9.15%   (2.16)%   12.00%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                      $12,907  $28,647  $66,791  $70,991   $68,473
Ratio of expenses to average net
 assets (%)***                       1.00%    1.00%    0.95%    0.83%     0.81%
Ratio of net investment income
 (loss) to average net assets
 (%)                                 6.05%    5.80%    5.27%    4.70%     4.71%
Turnover rate (%)                  171.39%   69.38%  186.70%  332.06%   209.39%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57%, 1.32%, 1.02%, 0.84% and 0.91% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000, respectively.

Money Market Fund

GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily includ-ing:

 . commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

 . certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

 . debt securities issued by foreign governments and agencies;

 . U.S. Treasury, agency and state and local government obligations; and,

 . repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the antici-pated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks secu-rities;

 . with an acceptable maturity;

 . issued by issuers on a sound financial footing;

 . that are marketable and liquid; and

 . that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining matu-rity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

 . up to 5% of assets in securities rated in the second-highest short-term cate-gory (or unrated equivalents); and

 . up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $274 billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

John Keogh
-----------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1991      6.00%
                                1992      3.60%
                                1993      3.41%
                                1994      4.03%
                                1995      5.78%
                                1996      5.32%
                                1997      5.38%
                                1998      5.40%
                                1999      5.05%
                                2000      6.29%

Best quarter: up 2.38%, second quarter 1989 Worst quarter: up 0.74%, second quarter 1993

Average annual total return -- for periods ending 12/31/2000*

                  Fund
1 year            6.29%
5 years           5.50%
10 years          4.99%
Life of fund      5.84%

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by invest-ing in the Fund.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:       1996      1997      1998       1999      2000
Net asset value, beginning
 of period                  $  10.00  $  10.00  $  10.00   $  10.00  $  10.00
Income from investment
 operations:
 Net investment income
  (loss)                        0.52      0.53      0.53       0.45      0.60
 Net realized and
  unrealized gain (loss) on
  investments*                   --        --        --         --        --
 Total from investment
  operations                    0.52      0.53      0.53       0.45      0.60
Less distributions:
 Distributions from net
  investment income and
  capital paid in              (0.52)    (0.53)    (0.53)     (0.45)    (0.61)
 Distributions from net
  realized gain on
  investments sold               --        --        --         --        --
 Distributions in excess of
  income, capital paid in &
  gains                          --        --        --         --        --
 Total distributions        $  (0.52) $  (0.53) $   (0.53)    (0.45)    (0.61)
Net asset value, end of
 period                     $  10.00  $  10.00  $  10.00   $  10.00  $  10.00
Total investment return         5.32%     5.38%     5.40%      5.05%     6.29%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)          $213,235  $229,443  $395,195   $451,235  $496,853
Ratio of expenses to
 average net assets (%)         0.30%     0.33%     0.31%      0.31%     0.29%
Ratio of net investment
 income (loss) to average
 net assets (%)                 5.20%     5.32%     5.29%      4.95%     6.05%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

 . instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a con-tract), and

 . the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

 . refuse a buy order if the adviser believes it would disrupt management

 . suspend a fund's offer of shares, or

 . suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

 . by dividing its net assets by the number of its outstanding shares,

 . once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Conse-quently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

 . market quotations,

 . amortized cost,

 . valuations of independent pricing services, or

 . fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

 .market quotations are not readily available, or

 . the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemp-tion proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2000 was:

  Funds                          % of net assets
  Equity Index Fund                   0.13%
  Growth & Income Fund                0.32%
  Large Cap Value Fund                0.73%
  Large Cap Growth Fund               0.36%
  Large/Mid Cap Value Fund            0.95%
  Mid Cap Growth Fund                 0.81%
  Small/Mid Cap CORESM Fund           0.80%
  Small/Mid Cap Growth Fund           0.75%
  Small Cap Equity Fund               0.82%
  Small Cap Growth Fund               0.75%
  International Equity Index
   Fund                               0.17%
  International Opportunities
   Fund                               0.83%
  Emerging Markets Equity Fund        1.22%
  Real Estate Equity Fund             0.67%
  Managed Fund                        0.38%
  Global Balanced Fund                0.88%
  Short-Term Bond Fund                0.30%
  Bond Index Fund                     0.15%
  Active Bond Fund                    0.31%
  High Yield Bond Fund                0.65%
  Global Bond Fund                    0.71%
  Money Market Fund                   0.25%

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser. The adviser has agreed to limit each fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and tax-es) to not more than 0.10 percent of the fund's average daily net assets.

Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

Each fund declares and pays dividends monthly, except that the Small/Mid Cap Growth Fund does so annually and the Money Market Fund does so daily.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

 . avoid federal income tax and excise tax, and

 . assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire vari-ous service providers to carry out the Trust's operations.

                                    Variable
                                 Contractowners


                                 John Hancock,
                                JHVLICO and IPL
                               Separate Accounts


                                   The Trust
                              Trustees oversee the
                             Trust's investment and
                              business activities.

          Investment Adviser                        Custodian
          John Hancock Life                State Street Bank and Trust
          Insurance Company                          Company


         Manages the Trust's                Holds the Trust's assets,
       investment and business                  settles all Trust
             activities.                   trades and collects most of
                                                  the valuation
                                           data required for calculat-
                                                 ing the Trust's
                                                       NAV.

                                  Subadvisers

      Capital Guardian Trust Company          Morgan Stanley Investment Man-
      Goldman Sachs Asset Management.          agement Inc.
      Independence Investment LLC             Putnam Investment Management,
      Janus Capital Corporation               LLC
      John Hancock Advisers, Inc.             SSgA Funds Management, Inc.
      Mellon Bond Associates, LLP             T. Rowe Price Associates, Inc.
                                              T. Rowe Price International,
                                              Inc.
                                              Wellington Management Company,
                                              LLP

                      Provide management to various funds.

APPENDIX A

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. Set forth below are details regarding the multi-ple portfolio managers of Capital Guardian who are involved in the management of the Funds indicated:

MANAGED FUND

U.S. Equity Investments:

The Research Team, consisting of the following 23 research analysts, has an average of 10 years experience with Capital Guardian and 14 years of industry experience.

Gene Barron                        Reed H. Lowenstein

Andrew F. Barth,                   D. James Martin
Research Portfolio Coordinator
                                   Karen A. Miller
Terry Berkemeier
                                   Jason M. Pilalas
Steven Connell
                                   Lars Reierson
Caroline E. Ford
                                   Suzanne Rheault
Zachary E. Guevara
                                   Carlos Schonfeld
Todd S. James
                                   Lawrence R. Solomon
Nancy Kamei
                                   Eric H. Stern
James S. Kang
                                   Steven R. Wanek
Karin L. Larson
                                   Alan J. Wilson
Jin Lee

John A. Longhurst

U.S. Fixed Income Investments:

James S. Baker                     John W. Ressner
Vice President of subadviser       Executive Vice President of subadviser
Joined subadviser in 1987          Joined subadviser in 1988
Began career in 1981               Began career in 1988

James R. Mulally
Senior Vice President of
subadviser
Joined subadviser in 1980
Began career in 1977

SMALL CAP EQUITY FUND

Michael R. Ericksen                Karen A. Miller
Senior Vice President of           Senior Vice President of subadviser
subadviser                         Joined subadviser in 1990
Joined subadviser in 1987          Began career in 1989
Began career in 1981


                                   Lawrence R. Solomon
James S. Kang                      Senior Vice President of subadviser
Senior Vice President of           Joined subadviser in 1985
subadviser                         Began career in 1984
Joined subadviser in 1988
Began career in 1987

Robert G. Kirby
Chairman Emeritus of subadviser
Joined subadviser in 1966
Began career in 1953

GLOBAL BALANCED FUND

Global Equity Investments:

Michael R. Ericksen                Robert Ronus
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1972
Joined subadviser in 1987          Began career in 1969
Began career in 1981


                                   Lionel M. Sauvage
David I. Fisher                    Senior Vice President of
Chairman of subadviser             subadviser
Joined subadviser in 1969          Joined subadviser in 1987
Began career in 1966               Began career in 1987


Richard N. Havas                   Nilly Sikorsky
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1962
Joined subadviser in 1986          Began career in 1963
Began career in 1982


                                   Rudolf M. Staehelin
Nancy I. Kyle                      Senior Vice President of
Senior Vice President of           subadviser
subadviser                         Joined subadviser in 1981
Joined subadviser in 1991          Began career in 1978
Began career in 1974


                                   Eugene P. Stein
Christopher A. Reed                Executive Vice President of
Vice President of subadviser       subadviser
Joined subadviser in 1994          Joined subadviser in 1973
Began career in 1994               Began career in 1972

Global Fixed Income Investments:

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980
Began career in 1980               Began career in 1977


Laurentius Harrer                  John W. Ressner
Vice President of subadviser       Executive Vice President of subadviser
Joined subadviser in 1993          Joined subadviser in 1988
Began career in 1988               Began career in 1988

GLOBAL BOND FUND

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980
Began career in 1980               Began career in 1977

Laurentius Harrer                  John W. Ressner
Vice President                     Executive Vice President of
Joined subadviser in 1993          subadviser
Began career in 1988               Joined subadviser in 1988
                                   Began career in 1988

For more information


 This prospectus            Two documents are           To request a free
 should be used             available that offer        copy of the current
 only with a vari-          further information         annual/semiannual
 able contract              on John Hancock             report or the SAI,
 prospectus.                Variable Series             or to make share-
                            Trust I:                    holder inquiries,
 John Hancock                                           please contact:
 Variable                   Annual/Semiannual
 Series Trust I             Report to shareholders      By mail:
 John Hancock
 Place                      Includes financial          John Hancock Variable
 Boston, Massachu-          statements, a dis-          Series Trust I
 setts 02117                cussion of the mar-         John Hancock Place
                            ket conditions and          Boston, MA 02117
                            investment strate-
                            gies that signifi-          By phone: 1-800-732-
                            cantly affected per-        5543
                            formance, and the
                            auditors' report (in        Or you may view or
                            the annual report           obtain these docu-
                            only).                      ments from the SEC:

                            Statement of                In person: at the
                            Additional                  SEC's Public Refer-
                            Information (SAI)           ence Room in Wash-
                                                        ington, DC
                            The SAI contains
                            more detailed infor-        By phone: 1-202-942-
                            mation on all               8090
                            aspects of the
                            funds.                      By mail: Office of
                                                        Public Reference Secu-
                            A current SAI has           rities and Exchange
                            been filed with the         Commission
                            Securities and
                            Exchange Commission         450 5th Street,
                            and is incorporated         N.W., Room 1300
                            by reference into           Washington, DC
                            (i.e., is legally a         20549-0102
                            part of) this pro-          (duplicating fee
                            spectus.                    required)

                                                        By e-
                                                        mail: publicinfo@SEC.gov

                                                        On the
                                                        Internet: www.sec.gov

                                                        SEC File Num-
                                                        ber: 811-4490












VSTPRO-4